                                                                    Exhibit 10.5

================================================================================


                      MORTGAGE, ASSIGNMENT OF LEASES AND
                        RENTS, FIXTURE FILING, SECURITY
                                 AGREEMENT AND
                              FINANCING STATEMENT

                           Dated:  February 26, 1997

                               in the amount of

                                  $2,500,000

                                      BY

                             IRON AGE CORPORATION,

                                  Mortgagor,

                                      TO

                          BANQUE NATIONALE DE PARIS,

                            as Agent for Mortgagee.



                      After recording, please return to:

                              SHEARMAN & STERLING
                             599 Lexington Avenue
                          New York, New York   10022
                      Attention:  Sheri P. Chromow, Esq.


================================================================================

                      MORTGAGE, ASSIGNMENT OF LEASES AND
                        RENTS, FIXTURE FILING, SECURITY
                                 AGREEMENT AND
                              FINANCING STATEMENT


          THIS AGREEMENT, made the 26th day of February, 1997, by Iron Age Corporation, a Delaware corporation having an office at Robinson Plaza Three, Suite 400, Pittsburgh, Pennsylvania 15205 ("Mortgagor"), and Banque Nationale
                                             ---------
de Paris (the "Agent") having an office at 499 Park Avenue, New York, New York
               -----
10022 as agent for the banks (the "Banks") parties to that certain Credit
                                   -----
Agreement dated as of February 26, 1997, as amended, supplemented or otherwise modified from time to time, (such Credit Agreement, as it may be further amended, modified, supplemented, restated, extended or renewed from time to time being the "Credit Agreement") among Mortgagor, IA Holdings Corporation, as
           ----------------
parent guarantor, the Banks and the Agent (the Banks and the Agent collectively being herein "Mortgagee"). Terms defined in the Credit Agreement and not
              ---------
otherwise defined herein are used herein as therein defined.


                             W I T N E S S E T H:
                             -------------------

          WHEREAS, Mortgagor has entered into the Credit Agreement with Mortgagee;

          WHEREAS, pursuant to the Credit Agreement and subject to the terms and conditions therein set forth, the Banks have agreed to advance certain funds to Mortgagor for business operating purposes aggregating in a principal amount of One Hundred Million and 00/100 Dollars ($100,000,000);

          WHEREAS, to evidence the obligations of Mortgagor for the Term A Advance, Term B Advance and Term C Advance (collectively referred to herein as the "Term Advances") under the Credit Agreement, Mortgagor has executed and
     -------------
delivered three (3) promissory notes (such notes which are executed by Mortgagor, as they may be amended, modified, supplemented, restated, extended or renewed from time to time, are collectively referred to herein as the "Term
                                                                       ----
Notes") aggregating in the principal amount of Sixty Five Million and 00/100
-----
Dollars ($65,000,000.00);

          WHEREAS, the total of the indebtedness, obligations and liabilities to be secured by this Mortgage are as follows (all such indebtedness, obligations and liabilities are collectively referred to herein as the "Obligations"):
                                                            -----------

          (i) the obligations of Mortgagor for the Term Advances under the Credit Agreement together with interest on such principal amounts or portion, reasonable fees, costs and expenses due under the Credit Agreement, in each case when due, whether at stated maturity, by acceleration, by mandatory prepayment or otherwise; plus

          (ii) the obligations of Mortgagor to pay any and all reasonable sums advanced or paid by Mortgagee from time to time pursuant to subsection 5(b) hereof and all other sums due and owing under the Mortgage, in each case when due, whether at stated maturity, by acceleration, by mandatory prepayment or otherwise;

provided, however, that notwithstanding anything to the contrary contained
--------  -------
herein the maximum principal amount to be secured hereby at the time of execution or anytime thereafter shall be Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000); and

          WHEREAS, it has been agreed that payment, performance and observation of the Obligations shall be secured by this Mortgage.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor hereby agrees that to secure the full and final payment of any and all indebtedness and obligations due and owing or which may hereafter become due and owing from Mortgagor to Mortgagee under the Credit Agreement or other Loan Documents, whether now existing or hereafter existing, of every nature type and description, together with any and all renewals, extensions, substitutions thereto and modifications thereof and whether absolute or contingent, direct or indirect, joint or several, matured or unmatured, Mortgagor hereby gives, grants, bargains sells, warrants, aliens, premises, releases, conveys, assigns, transfers, mortgages, hypothecates, deposits, pledges, sets over and confirms to Mortgagee, ALL that certain real property, including without limitation, all plots, pieces or parcels of land, situate, lying and being in the Village of Penn Yan, Town of Benton, County of Yates, the State of New York, more particularly bounded and described in Exhibit A hereto
                                                              ---------
annexed and made a part hereof (the "Mortgaged Property");
                                     ------------------

          TOGETHER with all right, title and interest, if any, of Mortgagor of, in and to the land lying in the streets, roads or avenues, open or proposed, in front of or adjoining the Premises and of, in and to any strips or gores of land adjoining the Premises and all easements and appurtenances thereto;

          TOGETHER, ALSO, with all fixtures, chattels and articles of personal property now or hereafter attached to or located in or upon the Premises, and used or usable in connection with any present or future operation or letting of the Premises or the activities at any time conducted therein (the "Building
                                                                   --------
Equipment"), including, but not limited to, furnaces, boilers, oil burners,
---------
radiators and piping, coal stokers, plumbing and bathroom fixtures, refrigeration, air conditioning and sprinkler systems, wash-tubs, sinks, gas and electric fixtures, stoves, ranges, awnings, screens, window shades, elevators, motors, dynamos, refrigerators, kitchen cabinets, incinerators, plants and shrubbery and all other machinery, appliances, fittings, furniture, furnishings and fixtures of every kind used in the operation of the buildings standing or hereafter erected on the Premises, together with any and all replacements thereof and additions thereto, and all right, title and interest of Mortgagor in and to any Building Equipment;

          TOGETHER, ALSO, with any and all leases, subleases, lettings and licenses of, if any, affecting the Premises now or hereafter entered into, assigned to, taken subject to, assumed by or granted for the benefit of Mortgagor and all amendments, modifications, supplements, additions, extensions and renewals thereof (all of the foregoing, collectively, being the "Leases"),
                                                                     ------
and all right, title and interest of Mortgagor in and to all rents, additional rents, increases in rents, security deposits, advance rents, income, proceeds, earnings, royalties, revenues, issues, profits, rights, deposits, benefits and other payments due or to become due under, or otherwise derived from or relating to, the Leases or the use or occupancy of the Premises (including any claims (i) based on holdover by any lessee, (ii) for damages sustained by Mortgagor or
(iii) arising under any Federal, state or other law as a result of or in connection with the bankruptcy or insolvency of any lessee) and the rights to collect and receive all of the foregoing and to enforce, whether at law or in equity or by any other means, all provisions thereof or thereunder and all rights of Mortgagor relating thereto (all of the foregoing, collectively, being the "Rents") and the right to apply the same to the payment, performance and
     -----
observance of the Obligations;

          TOGETHER, ALSO, with any and all rights, dividends and claims of any kind whatsoever relating to the Premises (including damage, secured, unsecured, lien, priority and administration claims); together with the right to take any action or file any papers or process with any governmental or quasi-governmental authority or in any court of competent jurisdiction which action or filing may, in the opinion of Mortgagee, be necessary to preserve, protect or enforce such rights, dividends and claims, including the right to file any proof of claim in any bankruptcy or insolvency proceeding under any Federal, state or other laws; and any rights, claims or awards accruing to or to be paid to Mortgagor in its capacity as lessor or lessee under any Lease;

          TOGETHER, ALSO, with any and all unearned premiums now or hereafter accrued under insurance policies relating to the Premises now or hereafter obtained by Mortgagor and all proceeds of the conversion, voluntary or involuntary, of the Premises into cash or liquidated claims, including proceeds of hazard and title insurance;

          TOGETHER, ALSO, with any and all awards, including interest thereon, now or hereafter made to Mortgagor for taking by eminent domain of the whole or any part of the Premises or any easement therein, including any awards for changes of grade of streets, which said awards are hereby assigned to Mortgagee, who is hereby authorized to collect and receive the proceeds of such awards and to give proper receipts and acquittances therefor, and to apply the same toward the payment of the Obligations, notwithstanding the fact that the amount owing thereon may not then be due and payable; and

          TOGETHER, ALSO, with any and all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, any of the foregoing hereafter acquired by, or released to, Mortgagor or constructed, assembled or placed by Mortgagor on the Premises and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assemblage, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagor, the same shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, as though now owned by Mortgagor and specifically described herein.

          TO HAVE AND TO HOLD the Premises and other property, privilege, rights, interests and franchises hereby granted or mortgaged, or intended so to be, unto Mortgagee, its successors and assigns forever;

          PROVIDED, HOWEVER, these presents are upon the express condition that, if Mortgagor shall well and truly pay to Mortgagee the Obligations and all other obligations under the Credit Agreement at the time and in the manner provided in the Term Notes and this Mortgage and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Term Notes in a timely manner, these presents and the estate hereby granted shall cease, terminate and be void;

          AND Mortgagor covenants with Mortgagee as follows:

          1.   Payment of Indebtedness.  Mortgagor will pay all indebtedness as
               -----------------------
hereinbefore provided in a timely fashion.

          2.   Insurance.  (a)  Mortgagor will keep the buildings on the
               ---------
Premises and the Building Equipment insured for the benefit of Mortgagee (i) against loss by fire, (ii) by means of an extended coverage endorsement, against loss or damage by windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicle and smoke, (iii) against war risks as, when and to the extent such insurance is obtainable from the United States of America or an agency thereof, (iv) against loss of rentals due to any of the foregoing causes in the event that Mortgagor enters into a Lease of all or any portion of the Premises, (v) against loss by flood if the Premises are located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, modified, supplemented or replaced from time to time, and (vi) when and to the extent reasonably required by

Mortgagee, against any other risk insured against by persons operating like properties in the locality of the Premises; Mortgagor will assign and deliver to Mortgagee the policies of such insurance and the proceeds thereof; Mortgagor in accordance with subparagraph (f) hereof will reimburse Mortgagee for any premiums paid for insurance made by Mortgagee on Mortgagor's default in taking out such insurance, or in so assigning and delivering the policies, together with interest thereon at the rate per annum specified in Section 5 hereof, and the same shall be added to the Obligations secured hereby and be secured by this Mortgage.

          (b) Regardless of the types or amounts of insurance required and approved by Mortgagee, Mortgagor hereby assigns and delivers to Mortgagee all policies of insurance acquired by Mortgagor to insure against any loss or damage to the Premises, as additional security for the Obligations.

          (c) Notwithstanding the provisions of Subdivision 4 of Section 254 of the Real Property Law, Mortgagee shall only to the extent permitted in Section 13 be entitled to retain and apply the proceeds of any insurance, whether against fire or other hazard, to the payment of the indebtedness as provided for in Section 13 hereof.

          (d) Not less than thirty (30) days prior to the expiration date of each policy furnished by Mortgagor pursuant to this Section, Mortgagor will deliver to Mortgagee a renewal policy or policies or a certificate of insurance or other evidence of insurance coverage marked "premium paid" or accompanied by other evidence of payment satisfactory to Mortgagee.

          (e) In the event of a sale of the Premises pursuant to Section 19 hereof, the purchaser of the Premises shall succeed to all the rights of Mortgagor, including any rights to the proceeds of insurance and to unearned premiums, in and to all policies of insurance assigned and delivered to Mortgagee pursuant to this Section.

          (f) In the event that Mortgagor fails to keep the Premises insured in compliance with this Section, Mortgagee may, but shall not be obligated to, obtain insurance and pay the premiums therefor and Mortgagor shall, on demand, reimburse Mortgagee for all sums advanced and expenses incurred in connection therewith. Such sums and expenses, together with interest thereon at the Alternate Interest Rate (as hereinafter defined), shall be part of the Obligations secured hereby.

All insurance policies (i) shall be continuously maintained at Mortgagor's sole expense, (ii) shall be issued by insurers of recognized responsibility which are reasonably satisfactory to Mortgagee, (iii) shall be in form, substance and amount reasonably satisfactory to Mortgagee, (iv) with respect to liability insurance, shall name Mortgagee as an additional insured, and (v) with respect to insurance covering damage to the Mortgaged Property

(A) shall name Mortgagee as an additional insured, (B) shall contain a "lender's loss payable" endorsement in form and substance reasonably satisfactory to Mortgagee, and (C) shall contain an agreed value clause sufficient to eliminate any risk of coinsurance. Mortgagor shall deliver or cause to be delivered to Mortgagee, from time to time at Mortgagee's request, certificates evidencing the same.

          3.   Intentionally omitted.

          4.   Intentionally omitted.

          5.   Alternate Interest Rate.  (a)  In the event of any default in the
               -----------------------
performance of any of Mortgagor's covenants or agreements herein, Mortgagee may, at the option of Mortgagee, perform any covenant or agreement of Mortgagor and the amount or cost thereof, with interest at a rate per annum equal to two (2%) percent per annum in excess of the rate payable at the time in question hereunder in effect from time to time (the "Alternate Interest Rate") (but not
                                            -----------------------
in excess of the maximum rate allowed by law to be charged to Mortgagor), shall immediately be due and payable from Mortgagor to Mortgagee. If any payment due hereunder is not paid in full when due, whether at maturity or otherwise, by acceleration or otherwise, then the same shall bear interest thereon at a rate per annum equal at all times to two (2%) percent per annum above the rate of interest otherwise applicable with respect to such amount,computed from such date and until receipt and collection of the Obligations, and such charge shall be secured by this Mortgage. This provision shall not, however, be construed as an agreement on the part of Mortgagee in favor of Mortgagor or privilege granted by Mortgagee to Mortgagor to extend this Mortgage or as a waiver by Mortgagee of any other right or remedy of this Mortgage.

          (b) To the extent that any such amounts or costs paid by Mortgagee as provided for in (a) above shall constitute payments of (i) Impositions (as hereinafter defined); (ii) premiums on insurance policies covering the Premises;
(iii) expenses incurred in upholding the lien of this Mortgage, including, but not limited to the expenses of any litigation to prosecute or defend the rights and lien created by this Mortgage; or (iv) any amount, cost or charge relating to the protection or preservation of the Premises to which Mortgagee becomes subrogated, upon payment, whether under recognized principles of law or equity, or under express statutory authority; then, and in each such event, such amounts or costs, together with interest thereon at the Alternate Interest Rate, shall be added to the Obligations and shall be secured by this Mortgage.

          6.   Impositions.  Mortgagor will promptly pay when due and before any
               -----------
penalty or interest thereon may be added thereto, all taxes, assessments, water rates, sewer rents and other charges now or hereafter levied against the Premises or any part thereof, and also any and all license fees or similar charges which may be imposed by the municipality in which the Premises are situated for the use of vaults, chutes, areas and other space beyond the lot line and on or abutting the public sidewalks in front of or adjoining the Premises, together with any penalties or interest on any of the foregoing (the"Impositions"), and in default thereof Mortgagee may pay the same and
     -----------
Mortgagor will repay the same with interest thereon at the rate per annum specified in Section 5 hereof and the same shall be added to the Obligations secured hereby and be secured by this Mortgage; that upon request of Mortgagee, Mortgagor will exhibit to Mortgagee receipts for the payment of all Impositions prior to the date when the same shall become delinquent. Notwithstanding anything to the contrary provided herein, the Mortgagor shall be entitled to contest the amount or validity of the Impositions in accordance with the terms of the Credit Agreement. If any exemption, abatement, or reduction of any Imposition on the Premises is altered, modified, revoked, reduced, terminated or in any wise disallowed or declared invalid, Mortgagor shall, within five (5) days upon request of Mortgagee in person or within fifteen (15) days upon request of Mortgagee by mail, pay any tax or charge imposed upon the Premises by reason of the loss or reduction of such abatement or exemption, together with any interest or penalty thereon.

          7.   Compliance with Applicable Laws.  Mortgagor hereby covenants that
               -------------------------------
Mortgagor shall use and occupy the Premises in accordance with, and cause the Premises to be in compliance with, in all material respects, any present or future federal, state, municipal or local laws, ordinances, rules, regulations, requirements, judgments, decrees, determinations, awards or court orders, including all environmental laws and zoning ordinances affecting the Premises (collectively, "Applicable Laws"). Mortgagor has not received any notice of a
                ---------------
material violation of any Applicable Law in connection with its use, occupancy or operations at the Premises which has not heretofore been cured and has no actual knowledge of any current violation of Applicable Law that could have a Material Adverse Effect on such use, occupancy or operations. At such time as Mortgagor receives notice of a material violation of an Applicable Law, Mortgagor shall promptly cure any such violation; provided, however, that
                                                  --------  -------
Mortgagor, at its expense, after notice to Mortgagee, may contest, by appropriate proceedings diligently prosecuted, the validity of such violation; provided further that in connection with such contest Mortgagee shall not be
-------- -------
subject to criminal penalty or prosecution for a crime, nor shall the Premises or any part thereof be subject to being condemned, forfeited, sold, lost or vacated, by reason of such contest and Mortgagor shall indemnify Mortgagee against any liability resulting from or incurred in connection with such contest. The Premises is not dependent upon any premises or any interest rest therein other than the Premises to fulfill any requirement of any Applicable Law in any manner that could have a Material Adverse Effect on the Premises. Mortgagor shall not, by act or omission, permit any building or other improvement not subject to the lien of this Mortgage to rely on the Premises or any interest therein to fulfill any requirement of any Applicable Law in any manner that could have a Material Adverse Effect on the Premises. Mortgagor has and will maintain all necessary certificates, licenses, authorizations, registrations, permits and/or approvals necessary for the operation, use and occupancy of the Premises as it exists on the date hereof and the conduct of Mortgagor's business at the Premises, provided the failure to so maintain would have a Material Adverse Effect on the

Premises and, promptly upon request by Mortgagee, Mortgagor shall deliver to Mortgagee copies of all of the same.

          8.   Estoppel Certificate.  Mortgagor from time to time, within thirty
               --------------------
(30) days upon request in person or within thirty (30) days upon request by mail, will furnish to Mortgagee a written statement duly acknowledged of the amount due on this Mortgage, whether any offsets or defenses exist against the indebtedness secured hereby, and any other relevant information reasonably requested by Mortgagee.

          9.   Notice of Demand.  Notice and demand or request may be made   in
               ----------------
writing and may be served in person or by mail.

          10.  Warranty of Title, Etc.  (a)  Mortgagor represents and warrants
               ----------------------
that it has good and marketable title to the Premises free and clear of all liens, charges and encumbrances of every kind and character, subject only to the encumbrances set forth in Exhibit B annexed hereto and made a part hereof (the
                          ---------
"Permitted Encumbrances"); that it has and will continue to have power and
-----------------------
lawful authority to encumber and convey the Premises as provided herein and that this Mortgage is and will continue to remain a valid and enforceable mortgage lien, in accordance with Section 32 hereof. Mortgagor covenants that it will preserve such title and will forever warrant and defend the title to the Mortgaged Property (subject to the Permitted Encumbrances) unto Mortgagee against all claims whatsoever and will forever warrant and defend (subject to the Permitted Encumbrances) the validity, enforceability and priority of the lien of this Mortgage against the claims of all persons whomsoever.

          (b) Mortgagor, upon request, shall make, execute and deliver any and all reasonable instruments sufficient for the purpose of confirming the assignment to Mortgagee of awards for the taking by eminent domain of the whole or any part of the Premises or any easement therein, including any awards for changes of grade of streets, free, clear and discharged of any encumbrances of any kind or nature whatsoever.

          (c) Except for Permitted Liens under the Credit Agreement, Mortgagor will not, without the prior written consent of Mortgagee, create, place or permit to be created or placed or allow to remain, and shall discharge and release within ten (10) days of the placing thereof, any deed of trust, mortgage, trust deed, voluntary lien, security interest or other encumbrance against or covering the Mortgaged Property, whether or not subordinate hereto; provided, however, that, in connection with any involuntary
                    --------  -------
lien, Mortgagor shall have thirty (30) days after receipt by Mortgagor of notice thereof to procure the discharge and release of any such lien by bonding or otherwise.

          11.  Mortgagee's Expenses.  If any action or proceeding be commenced
               --------------------
(including an action to foreclose this Mortgage or to collect the indebtedness secured hereby), in which Mortgagee becomes a party or participates, by reason of being the holder of this Mortgage or the indebtedness secured hereby, all sums paid by Mortgagee for the expense of so becoming a party or participating (including reasonable counsel fees), together with interest thereon at the rate per annum specified in Section 5 hereof, shall be added to the Obligations secured hereby; and that in any action or proceeding to foreclose this Mortgage, or to recover or collect the Obligations secured hereby, the provision of law respecting the recovery of costs, disbursements and allowances shall apply in addition to the foregoing.

          12.  Proper Use, Care and Maintenance.  Provided the failure to so
               --------------------------------
comply would materially impair or diminish the value of the Mortgaged Property or the security value of the Mortgage, (i) Mortgagor will maintain the Premises and the Building Equipment in good condition and repair, will not commit or suffer any waste thereof or the conduct of any nuisance or unlawful occupation or business on, or use of, the Premises, and will comply with, or cause to be complied with, all statutes, ordinances and requirements of any governmental authority relating to the Premises; (ii) Mortgagor will promptly repair, restore, replace or rebuild any part of the Premises or the Building Equipment now or hereafter subject to the lien of this Mortgage which may be affected by any proceeding of the character referred to in Section 13(a); and (iii) Mortgagor will not initiate, join in, or consent to any change in any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or defining the uses which may be made of the Premises or any part thereof without the prior written consent of Mortgagee.

          13.  Eminent Domain and Casualty.  (a)  Eminent Domain.  (i)
               ---------------------------        --------------
Mortgagor, promptly upon obtaining knowledge of any pending or threatened institution of any proceedings for the condemnation of the Premises, or of any right of eminent domain, or of any other proceedings arising out of injury or damage to or decrease in the value of the Premises, including a change in grade of any street, will notify Mortgagee of the threat or pendency thereof. Mortgagee may participate in any such proceedings, and Mortgagor from time to time will execute and deliver to Mortgagee all reasonable instruments requested by Mortgagee or as may be required to permit such participation. Mortgagor shall, at its expense, diligently prosecute any such proceedings, shall deliver to Mortgagee copies of all papers served in connection therewith and shall consult and cooperate with Mortgagee, its attorneys and agents, in the carrying on and defense of any such proceedings; provided, however, that no settlement in
                                        --------  -------
excess of $100,000 of any such proceeding shall be made by Mortgagor without Mortgagee's consent. Notwithstanding any taking by eminent domain or other governmental action causing injury to, or decrease in value of, the Premises and creating a right to compensation therefor, including, without limitation, the change of the grade of any street, Mortgagor shall continue to pay interest, computed at the rate reserved in the Term Notes, on the entire unpaid principal amount thereof, until the award or compensation for such taking or other action shall have been actually received by Mortgagee. Mortgagee shall have the right to apply such award or compensation first, to reimburse Mortgagee
                                                   -----
for all costs and expenses incurred in connection with the collection of such award or compensation, and, second, the remainder shall be applied, prior to the
                            ------
occurrence of an Event of Default, to Mortgagor solely for the restoration or rebuilding, in whole or in part, of the portion of the Premises so subject to such governmental action; provided, however, that any funds in excess of the
                          --------  -------
amount needed to restore or rebuild the Premises shall be applied towards the payment of all or any part of the Obligations; and provided further, however,
                                                   ----------------  -------
that such funds held by Mortgagee to be applied to the restoration or rebuilding of the Premises shall be so held without payment or allowance of interest thereon and shall be paid out from time to time upon compliance by Mortgagor with such reasonable provisions and requirements as may be imposed by Mortgagee. Upon the occurrence of an Event of Default, Mortgagee may retain the remainder of such award or compensation in payment of all or any part of the Obligations. Notwithstanding anything herein or at law or equity to the contrary, none of the awards paid to Mortgagee shall be deemed trust funds and Mortgagee shall be entitled to dispose of the same as provided in this Section 13.

          (ii) In the event of foreclosure of this Mortgage, transfer of title to the Premises in lieu of foreclosure or other transfer of title assignment of the Premises in extinguishment, in whole or in part, of the Obligations, all right, title and interest of Mortgagor in and to all compensation or awards shall immediately vest in the purchaser or other transferee of the Premises.

          (b)  Casualty.  (i)  Mortgagor's Obligations.  In the event of any
               --------        -----------------------
damage to or loss or destruction of the Premises, Mortgagor shall (A) promptly notify Mortgagee of such event and take such steps as shall be necessary to preserve any undamaged portion of the Premises, (B) promptly advise the insurer under any policy providing coverage for such damage, loss or destruction of the same and take such other actions as are required of Mortgagor under each such policy and (C) unless otherwise instructed by Mortgagee, provided the insurance proceeds are made available for the purpose, promptly commence and diligently pursue to completion the restoration, replacement and rebuilding of the Premises to the condition of the Premises affected thereby immediately prior to such damage, loss or destruction in accordance with plans and specifications approved, and with other provisions for the preservation of the security hereunder established, by Mortgagee.

          (ii) Mortgagee's Rights; Application of Proceeds.  In the event that
               -------------------------------------------
any portion of the Premises is damaged, destroyed or lost, and such damage, destruction or loss is covered, in whole or in part, by insurance referred to in
Section 2, then, (A) Mortgagee
may, but shall not be obligated to, make proof of loss and is hereby authorized and empowered by Mortgagor to settle, adjust or compromise any claims for damage, destruction or loss thereunder, (B) each insurance company concerned is hereby authorized and directed to make payment therefor directly to Mortgagee, and (C) Mortgagee shall have the right to apply the insurance proceeds, first,
                                                                        -----
to reimburse Mortgagee for all costs and expenses, including adjustors' and attorneys' fees and disbursements, incurred in connection with the collection of such proceeds, and, second, the remainder of such proceeds shall be applied,
                    ------
prior to the occurrence of an Event of Default, to Mortgagor solely for the restoration, replacement or rebuilding, in whole or in part, of the portion of the Premises so damaged, destroyed or lost; provided, however, that any
                                            --------  -------
insurance proceeds held by Mortgagee to be appli to the restoration, replacement or rebuilding of the Premises shall be so held without payment or allowance of interest thereon and shall be paid out from time to time upon compliance by Mortgagor with such reasonable provisions and requirements as may be imposed by Mortgagee. Upon the occurrence of an Event of Default, Mortgagee may retain the remainder of such proceeds in payment of all or any part of the Obligations. Notwithstanding anything herein or at law or in equity to the contrary, no insurance proceeds or payments in lieu thereof paid to Mortgagee shall be deemed trust funds, and Mortgagee shall be entitled to dispose of such proceeds as provided in this subsection.

            (iii)  Effect on the Obligations.  Notwithstanding any loss, damage
                   -------------------------
or destruction referred to in this Section, Mortgagor shall continue to pay and perform the Obligations as provided herein. Any reduction in the Obligations resulting from such application shall be deemed to take effect only on the date of receipt by Mortgagee of such insurance proceeds and application against the Obligations provided that if prior to the receipt by Mortgagee of such insurance proceeds the Mortgaged Property shall have been sold on foreclosure of this Mortgage, or shall have been transferred by deed in lieu of foreclosure of this Mortgage, Mortgagee shall have the right to receive the same to the extent of any deficiency found to be due upon such sale, with legal interest thereon together with attorneys' fees and disbursements incurred by Mortgagee in connection with the collection thereof. If, after the application of any insurance proceeds to the Obligations, any portion of the Obligations shall remain unpaid, such unpaid portion of the Obligations shall continue in full force and effect and Mortgagor shall not be excused from the payment thereof.

            14.      Inspection; Management.  (a)  Mortgagee and any persons
                   ----------------------
authorized by Mortgagee shall have the right, but not the obligation, to enter and inspect the Premises at all reasonable times after reasonable prior written notice to Mortgagor; and if, at any time during the continuance of an Event of Default by Mortgagor in the performance of any of the terms, covenants or provisions of this Mortgage or any of the loan documents, the management or maintenance of the Mortgaged Property shall be determined by Mortgagee to be unsatisfactory, Mortgagor shall employ at the sole cost and expense of Mortgagor, for the duration of such an Event of Default, as managing agent of the Mortgaged Property, such person or firm as from time to time shall be approved by Mortgagee.

          (b) Mortgagor, at all reasonable times upon reasonable prior notice, shall make available for audit and inspection by Mortgagee, any Bank and its representatives and agents all property, equipment, books, contracts, agreements, records and other documents relating to the Mortgaged Property in the possession or under the control of Mortgagor (the "Books and Records").
                                                       -----------------
Mortgagor shall assist Mortgagee and its representatives in effecting any such audit and inspection. Mortgagee shall have the right to make copies of the Books and Records.

          (c) Any inspection or audit of the Mortgaged Property or the Books and Records by or on behalf of Mortgagee shall be for the purpose of informing Mortgagee of the condition, operation, maintenance and status of the Mortgaged Property and the compliance by Mortgagor with the Obligations and no such inspection or audit shall be a representation by such person that the Mortgaged Property is being maintained and operated in a manner that is acceptable to such person, nor shall any such inspection or audit by such person constitute its approval of any certification given to Mortgagee or relieve Mortgagor from any of the Obligations. The Books and Records shall be maintained by Mortgagor at its corporate headquarters. Mortgagor shall promptly respond to any inquiry from Mortgagee for information with respect to the Mortgaged Property.

          15.  Reporting Requirements.  Promptly after the occurrence thereof,
               ----------------------
and in addition to the reporting requirements under the Credit Agreement, Mortgagor shall promptly notify the Mortgagee of any material and adverse change affecting the Mortgaged Property.

          16.  Assignment of Leases and Rents.  (a)  Mortgagor represents that
               -------------------------------
as of the date hereof Mortgagor has not entered into any Leases affecting the Premises. Mortgagor shall not enter into a Lease of all or any portion of the Premises without Mortgagee's consent, which consent shall be in Mortgagee's sole discretion.

          (b) In the event that Mortgagor enters into a Lease of all or any portion of the Premises, Mortgagor shall as a condition precedent to the transfer execute an Assignment of Leases and Rents (the "Assignment of Leases
                                                         --------------------
and Rents") assigning to Mortgagee all of its right, title and interest in all
---------
current and future Leases and in and to Rents. Until the occurrence and continuance of an Event of Default, Mortgagor shall be entitled to collect and receive the Rents. Such right of Mortgagor to collect and receive said Rents shall be revoked upon the occurrence and continuance of an Event of Default and delivery of notice of revocation to Mortgagor. The provisions of the Assignment of Leases and Rents shall thereafter be incorporated herein by reference.

          (c) Upon execution of the Assignment of Leases and Rents, this Mortgage is intended to be, and shall operate as, the agreement described in
Section 291-f of the Real Property Law of the State of New York and Mortgagor shall (i) deliver the written notices described in said Section 291-f to all present and future holders of any interest in any Leases, by assignment or otherwise, therein a direction that, in the event that Mortgagee notifies such tenant of a default under this Mortgage, such tenant pay its rent and all other sums due under such Lease to Mortgagee and (ii) take such other action, as may be reasonably required to afford Mortgagee the full protections and benefits of said Section 291-f.

          17. Events of Default.  The term "Event of Default" as used in this
              -----------------             ----------------
Mortgage shall mean the occurrence of any of the following events:

          (a) to the extent not listed in this Section 17, the occurrence of an Event of Default (as defined in the Credit Agreement); or

          (b) in the event that Mortgagor enters into a Lease of all or any portion of the Premises, assignment by Mortgagor of the whole or any part of the rents arising from the Premises to any person without the written consent of Mortgagee; or

          (c) except as permitted under Section 7 hereof, failure to comply with any requirement or order or notice of violation of law or ordinance issued by any governmental department claiming jurisdiction over the Premises within three (3) months from the issuance thereof; or

          (d) the passage of any law deducting from the value of real property for the purposes of taxation, any lien thereon, or changing in any way the taxation of mortgages or debts secured thereby for state or local purposes, or the manner of collecting such taxes and imposing a tax, either directly or indirectly, on this Mortgage or the Term Notes; or

          (e) default after the expiration of any applicable notice, grace or cure periods, under the terms, conditions or provisions of any other mortgage consented to by Mortgagee on the Premises has occurred and remains unremedied for 10 days after the Mortgagor becomes aware or such default; or

          (f) except as otherwise permitted in the Credit Agreement and herein,
     (i) the Premises or any portion thereof shall be sold or otherwise transferred or further encumbered by the Mortgagor, or (ii) the Mortgagor shall be a corporation and a controlling amount of its voting stock shall be sold or otherwise transferred or pledged, hypothecated or otherwise transferred as security for debt or (iii) the Mortgagor shall be a partnership, joint venture, syndicate or other group and all or any portion of the interest of any partner or member thereof shall be sold or otherwise transferred or pledged, hypothecated or otherwise transferred as security for debt.

          18. Remedies.  Upon the occurrence and continuance of any Event of
              --------
Default, Mortgagee may, in addition to any rights or remedies available to it hereunder or under the other loan documents and to the extent permitted by Applicable Law, take such action personally or by its agents or attorneys, with or without entry, and without notice, demand, presentment or protest (each and all of which are hereby waived), as it deems necessary or advisable to protect and enforce Mortgagee's rights and remedies against Mortgagor and in and to the Mortgaged Property, including the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting its other rights or remedies:

          (a) declare the entire balance of the indebtedness to be immediately due and payable, and upon any such declaration, the entire unpaid balance of the indebtedness shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Mortgagor; or

          (b) institute a proceeding or proceedings, judicial or otherwise, for the complete or partial foreclosure of this Mortgage under any applicable provision of law; or

          (c) sell the Mortgaged Property, and all estate, right, title, interest, claim and demand of Mortgagor therein, and all rights of redemption thereof, at one or more sales, as an entirety or in parcels, with such elements of real and/or personal property, and at such time and place and upon such terms as Mortgagee may deem expedient, or as may be required by Applicable Law, and in the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Mortgage shall continue as a lien and security interest on the remaining portion of the Mortgaged Property; or

          (d) institute an action, suit or proceeding in equity for the specific performance of any of the provisions contained in any of the loan documents; or

          (e) request the appointment of a receiver, custodian, trustee, liquidator or conservator of the Premises, it being agreed that this Mortgage contains the covenant pursuant to Section 254(10) of the Real Property Law of the State of New York "that the holder of this mortgage, in any action to foreclose it, shall be entitled to the appointment of a receiver"; or

          (f) enter upon the Premises, and exclude Mortgagor and its agents and servants wholly therefrom, without liability for trespass, damages or otherwise, and take possession of all Books and Records, and Mortgagor agrees to surrender possession of the Mortgaged Property and of such Books and Records to Mortgagee on demand; and having and holding the same may use, operate, manage, preserve, control and otherwise deal therewith and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers, without interference from Mortgagor; and upon each such entry and from time to time thereafter may, at the expense of Mortgagor and the Premises, without interference by Mortgagor and as Mortgagee may deem advisable, (i) insure or reinsure the Premises, (ii) make all necessary or proper repairs, renewals, replacements, alterations, additions, betterments and improvements thereto and thereon and (iii) in every such case in connection with the foregoing have the right to exercise all rights and powers of Mortgagor with respect to the Mortgaged Property, either in Mortgagor's name or otherwise. For the purpose of carrying out the provisions of this subsection, Mortgagor hereby constitutes and appoints Mortgagee the true and lawful attorney-in-fact of Mortgagor, which appointment is irrevocable and shall be deemed to be coupled with an interest, in Mortgagor's name and stead, to do and perform, from time to time, any and all actions necessary and incidental to such purpose and does by these presents ratify and confirm any and all actions of said attorney-in-fact in and with respect to the Mortgaged Property; or

          (g) with or without entrance upon the Premises collect, receive, sue for and recover in its own name all rents and cash collateral derived from the Mortgaged Property, and after deducting therefrom all costs, expenses and liabilities of every character incurred by Mortgagee in collecting the same and in using, operating, managing, preserving and controlling the Mortgaged Property, and otherwise in exercising Mortgagee's rights under subsection (f) of this Section, including all amounts necessary to pay Impositions, insurance premiums and other charges in connection with the Mortgaged Property, as well as reasonable compensation for the services of Mortgagee and its attorneys, agents and employees, to apply the remainder as provided in Section 20; or

          (h) release any portion of the Mortgaged Property for such consideration as Mortgagee may require without, as to the remainder of the Mortgaged Property, in any way impairing or affecting the lien or priority of this Mortgage, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the indebtedness shall have been reduced by the actual monetary consideration, if any, received by Mortgagee for such release and applied to the indebtedness, and may accept by assignment, pledge or otherwise any other property in place thereof as Mortgagee may require without being accountable for so doing to any other lienholder; or

          (i) take all actions permitted under the UCC (as hereinafter defined); or

          (j) take any other action, or pursue any other right or remedy, as Mortgagee may have under Applicable Law, and Mortgagor does hereby grant the same to Mortgagee.

          In the event that Mortgagee shall exercise any of the rights or remedies set forth in subsections (f) and (g) of this Section, Mortgagee shall not be deemed to have entered upon or taken possession of the Premises except upon the exercise of its option to do so, evidenced by its demand and overt act for such purpose, nor shall it be deemed a beneficiary or mortgagee in possession by reason of such entry or taking possession. Mortgagee shall not be liable to account for any action taken pursuant to any such exercise other than for Rents actually received by Mortgagee, nor liable for any loss sustained by Mortgagor resulting from any failure to let the Premises, or from any other act or omission of Mortgagee except to the extent such loss is caused by the willful misconduct or bad faith of Mortgagee.

          19.  Rights Pertaining to Sales.  Subject to the requirements of law
               --------------------------
and except as otherwise provided herein, the following provisions shall apply to any sale or sales of all or any portion of the Mortgaged Property under or by virtue of Section 18, whether made under the power of sale herein granted or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale:

          (a) Mortgagee may conduct any number of sales from time to time. The power of sale set forth in subsection 18(c) hereof shall not be exhausted by any one or more such sales as to any part of the Mortgaged Property which shall not have been sold, nor by any sale which is not completed or is defective in Mortgagee's opinion, until the Obligations shall have been paid in full. Any such sale may be as a whole or in part or parcels and Mortgagor hereby waives its right to direct the order in which the Mortgaged Property or any parcel that is part thereof is sold.

          (b) Any sale may be postponed or adjourned by public announcement at the time and place appointed for such sale or for such postponed or adjourned sale without further notice.

          (c) After each sale, Mortgagee or an officer of any court empowered to do so shall execute and deliver to the purchaser or purchasers at such sale a good and sufficient instrument or instruments granting, conveying, assigning and transferring all right, title and interest of Mortgagor in and to the property and rights sold and shall receive the proceeds of said sale or sales and apply the same as herein provided. Mortgagee is hereby appointed the true and lawful attorney-in-fact of Mortgagor, which appointment is irrevocable and shall be deemed to be coupled with an interest, in Mortgagor's name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the property and rights so sold, and for that purpose

     Mortgagee may execute all necessary instruments of conveyance, assignment, transfer and delivery, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that said attorney or such substitute or substitutes shall lawfully do by virtue thereof. Nevertheless, Mortgagor, if requested by Mortgagee, shall ratify and confirm any such sale or sales by executing and delivering to Mortgagee or such purchaser or purchasers all such instruments as may be advisable, in Mortgagee's judgment, for the purposes as may be designated in such request.

          (d) Any and all statements of fact or other recitals made in any of the instruments referred to in subsection (c) of this Section given by Mortgagee as to nonpayment of the Obligations, or as to the occurrence and continuance of any default or Event of Default, or as to Mortgagee having declared all or any of the Obligations to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and of the property or rights to be sold having been duly given, or as to any other act or thing having been duly done by Mortgagor or Mortgagee, shall be taken as conclusive and binding against all persons as to evidence of the truth of the facts so stated and recited. Mortgagee may appoint or delegate any one or more persons as its agent or agents to perform any act or acts necessary or incidental to any sale so held, including the posting of notices and the conduct of sale, but in the name and behalf of Mortgagee.

          (e) The receipt of Mortgagee for the purchase money paid at any such sale, or the receipt of any other person authorized to receive the same, shall be sufficient discharge therefor to any purchaser of any property or rights sold as aforesaid, and no such purchaser, or its representatives, grantees or assigns, after paying such purchase price and receiving such receipt, shall be bound to see to the application of such purchase price or any part thereof upon or for any trust or purpose of this Mortgage or, in any manner whatsoever, be answerable for any loss, misapplication or nonapplication of any such purchase money, or part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

          (f) Any such sale or sales shall operate to divest Mortgagor of all of its estate, right, title and interest, and of all claims and demands whatsoever, whether at law or in equity, in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and any and all persons claiming or who may claim the same, or any part thereof or any interest therein, by, through or under Mortgagor to the fullest extent permitted by Applicable Law.

          (g) Upon any such sale or sales, Mortgagee may bid for and acquire the Mortgaged Property and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting against the Obligations the amount of the bid made therefor, after deducting therefrom the expenses of the sale, the cost of any enforcement proceeding hereunder, and any other sums which Mortgagee is authorized to deduct under the terms hereof, to the extent necessary to satisfy such bid.

          (h) In the event that Mortgagor, or any person claiming by, through or under Mortgagor, shall transfer or refuse or fail to surrender possession of the Mortgaged Property after any sale thereof, then Mortgagor, or such person, shall be deemed a tenant at sufferance of the purchaser at such sale, subject to eviction by means of forcible entry and unlawful detainer proceedings, or subject to any other right or remedy available hereunder or under Applicable Law.

          (i) Upon any such sale, it shall not be necessary for Mortgagee or any public officer acting under execution or order of court to have present actual or constructive possession of any of the Mortgaged Property.

          (j) In the event a foreclosure hereunder shall be commenced by Mortgagee, Mortgagee may at any time before the sale of the Mortgaged Property abandon the sale, and may institute suit for the collection of the Obligations and for the foreclosure of this Mortgage, or in the event that Mortgagee shall institute a suit for collection of the Obligations and for the foreclosure of this Mortgage, Mortgagee may at any time before the entry of final judgment in said suit dismiss the same and sell the Mortgaged Property in accordance with the provisions of this Mortgage.

          20.  Application of Proceeds.  The purchase money proceeds or avails
               -----------------------
of any sale referred to in Section 18, together with any other sums which may be held by Mortgagee hereunder, whether under the provisions of Section 18 or this
Section 19 or otherwise, shall, except as herein expressly provided to the contrary, be applied as follows:

          First:  To the payment of the costs and expenses of any such sale,
          -----
     including compensation to Mortgagee, its agents and counsel, and of any judicial proceeding pursuant to which the same may be made, and of all expenses, liabilities and advances made or incurred by Mortgagee hereunder, together with interest thereon at the Alternate Interest Rate, and all Impositions and other charges, except any Impositions or other charges subject to which the Mortgaged Property shall have been sold.

          Second:  To the payment in full of the Obligations in such order as
          ------
     Mortgagee may elect.

          Third:  To the payment of any other sums secured hereunder or required
          -----
     to be paid by Mortgagor pursuant to any provision of any of the Loan Documents.

          Fourth:  To the extent permitted by Applicable Law, to be set aside by
          ------
     Mortgagee as adequate security in its judgment for the payment of sums which would have been paid by application under clauses First through Third
                                                             -----         -----
     above to Mortgagee, arising out of any obligation or liability with respect to which Mortgagor has agreed to indemnify or reimburse or pay Mortgagee, but which sums are not yet due and payable or liquidated.

          Fifth:  To the payment of any withholding tax requirements of the
          -----
     Foreign Investment in Real Property Tax Act of 1980, as amended.

          Sixth:  To the payment of the surplus, if any, to whomsoever may be
          -----
     lawfully entitled to receive the same.

          21.  Additional Provisions as to Remedies.  (a)  Acceptance of any
               ------------------------------------
payment after the occurrence of any default shall not be deemed a waiver or a cure of such default, and acceptance of any payment less than any amount then due shall be deemed an acceptance on account only.

          (b) In the event that Mortgagee shall have proceeded to enforce any right or remedy hereunder by foreclosure, sale, entry or otherwise, and such proceeding shall be discontinued, abandoned or determined adversely for any reason, then Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder with respect to the Mortgaged Property, subject to the lien hereof.

          (c) Each right of Mortgagee provided for in this Mortgage shall be cumulative and shall be in addition to every other right provided for in this Mortgage or now or hereafter existing at law or in equity, by statute or otherwise, and the exercise by Mortgagee of any one or more of such rights shall not preclude the simultaneous or later exercise by Mortgagee of any other such rights.

          22.  Intentionally omitted.

          23.  Payments.  Any payment made in accordance with the terms of this
               --------
Mortgage by any person at any time liable for the payment of the whole or any part of the sums now or hereafter secured by this Mortgage, or by any subsequent owner of the Premises, or by any other person whose interest in the Premises might be prejudiced in the event of a failure to make such payment, or by any stockholder, officer or director of a corporation which at any time may be liable for such payment or may own or have such an interest in the Premises, shall be deemed, as between Mortgagee and all persons who at any time may be liable as aforesaid or may own the Premises, to have been made on behalf of all such persons.

          24.  No Waiver or Release.  Any failure by Mortgagee to insist upon
               --------------------
the strict performance by Mortgagor of any of the terms and provisions hereof shall not be deemed to be a waiver of any of the terms and provisions hereof, and Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by Mortgagor; neither Mortgagor nor any person now or hereafter obligated for the payment of the whole or any part of the sums now or hereafter secured by this Mortgage shall be relieved of such obligation by reason of the failure of Mortgagee to comply with any request of Mortgagor, or of any other person so obligated, to take action to foreclose this Mortgage or otherwise enforce any of the provisions of this Mortgage or any Obligations secured by this Mortgage, or by reason of the release, regardless of consideration, of the whole or any part of the security held for the Obligations secured by this Mortgage, or by reason of any agreement or stipulation between any subsequent owner or owners of the Premises and Mortgagee extending the time of payment or modifying the terms of the Term Notes or this Mortgage without first having obtained the consent of Mortgagor or such other person, and in the latter event, Mortgagor and all such other persons shall continue to be liable to make such payments according to the terms of any such agreement of extension or modification unless expressly released and discharged in writing by Mortgagee; regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Premises, Mortgagee may release the obligation of anyone at any time liable for any part of the Obligations secured by this Mortgage or any part of the security held for the obligations without, as to the security or the remainder thereof, anywise impairing or affecting the lien hereof or the priority thereof over any subordinate encumbrance; and Mortgage may resort for the payment of the Obligations secured hereby to any other security therefor held by Mortgagee in such order and manner as Mortgagee may elect.

          25.  Special Taxes.  If at any time the United States of America, any
               -------------
state thereof or any governmental subdivision of such state, having jurisdiction, shall require internal revenue stamps to be affixed to the Term Notes or this Mortgage, including such tax described in Section 42 or other tax paid on or in connection therewith, Mortgagor will pay the same with any interest or penalties imposed in connection therewith.

          26.  Security Agreement.  This Mortgage shall be deemed a Security
               ------------------
Agreement as defined in the Uniform Commercial Code in effect in the State of New York (the "UCC") with respect to the Building Equipment or other property
               ---
referred to or described herein and Mortgagor and Mortgagee shall be deemed to be Debtor and Secured Party under the UCC, respectively, and the remedies for any violation of the covenants, terms and conditions herein contained shall be
(i) as prescribed herein, (ii) by general law or (iii) as to such part of the security which is also reflected in said UCC, by the specific statutory consequences now or hereafter enacted and specified in said UCC, all at Mortgagee's sole election. The filing of this Mortgage as a Security Agreement in the records normally having to do with personal property shall not be construed as in any way derogating from or impairing this declaration and hereby stated intention of the parties hereto, that all items of Building Equipment and other property used in connection with the production of income from the Premises (furniture only excepted) or adapted for use therein or which are described or reflected in this Mortgage are, and at all times and for all purposes and in all proceedings, both legal and equitable, shall be, regarded as part of the real estate irrespective of whether or not (i) any such item is physically attached to the improvements, (ii) serial numbers are used for the better identification of certain equipment items capable of being thus identified in a recital contained herein or in any list filed with Mortgagee or (iii) any such item is referred to or reflected in any such Security Agreement so filed at any time. Similarly, the mention in any such Security Agreement of (1) the rights in or the proceeds of any fire and/or hazard insurance policy, (2) any award in eminent domain proceedings for a taking or for loss of value or (3) the debtor's interest as lessor in any present or future lease or rights to income growing out of the use or occupancy of the Premises, whether pursuant to a lease or otherwise, shall not be construed as in any way altering any of the rights of Mortgagee as determined by this instrument or impugning the priority of Mortgagee's lien granted hereby or by any other recorded document, but such mention in any such Security Agreement is declared to be for the protection of Mortgagee in the event any court or judge shall at any time hold with respect to
(1), (2) or (3) that notice of Mortgagee's priority of interest, to be effective against a particular class of persons, including but not limited to the Federal government and any subdivisions or entity of the Federal government, must be filed in the UCC records. Pursuant to Section 9-402(2)(e) of the UCC, Mortgagor hereby authorizes Mortgagee, without the signature of Mortgagor, to execute and file Security Agreements if Mortgagee shall determine that such are necessary or advisable in order to perfect its security interest in any fixtures, chattels or articles of personal property covered by this Mortgage, and shall pay to Mortgagee on demand any reasonable expenses incurred by Mortgagee in connection with the preparation, execution and filing of such statements and any continuation statements that may be filed by Mortgagee.

          27.  Refunds and Rebates.  From and during the occurrence of any
               -------------------
default or Event of Default of Mortgagor in compliance with any provision of this Mortgage, all refunds and rebates of taxes and assessments on the Premises are hereby assigned to Mortgagee as further security for the payment of the Obligations secured by the Mortgage.

          28.  Waiver of Exemptions, Marshalling, Etc.  To the extent permitted
               --------------------------------------
by applicable law, Mortgagor will not at any time insist upon, or plead, or in any manner whatsoever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Premises or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Premises, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof, and Mortgagor hereby expressly waives all benefit or advantage of any such law or laws and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Mortgagor, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Premises marshalled upon any foreclosure hereof.


          29.  Construction; Cumulative Rights. To the extent permitted by
               -------------------------------
applicable law, the clauses and covenants contained herein which are construed by Section 254 of the Real Property Law shall be construed as provided in that section, except as otherwise provided in Section 2 hereof; the additional clauses and covenants contained herein shall afford rights supplemental to and not exclusive of the rights conferred by the clauses and covenants construed by such Section 254 and shall not impair, modify, alter or defeat such rights notwithstanding that such additional clauses and covenants may relate to the same subject matter or provide for different or additional rights in the same or similar contingencies as the clauses and covenants construed by Section 254; the rights of Mortgagee arising under the clauses and covenants contained in this Mortgage shall be separate, distinct and cumulative and none of them shall be in exclusion of the others; and no act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision, anything herein or otherwise to the contrary notwithstanding.

          30.  Specific Defined Terms.  Wherever used in this Mortgage, unless
               ----------------------
the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the word "lease" shall mean tenancy, subtenancy, lease or sublease, the word "Mortgagor" shall mean Mortgagor and any subsequent owner or owners of the Premises and shall be construed as if it read "Mortgagors" whenever the sense of this Mortgage so requires, the word "Mortgagee" shall mean Mortgagee or any subsequent holder or holders of this Mortgage, the word "person" shall mean any individual, corporation, partnership or unincorporated association, and the word "Premises" shall include the Mortgaged Property, together with all Building Equipment or other property, made subject to the lien of the Mortgage by the terms hereof.

          31.  No Oral Amendment.  This Mortgage cannot be changed or terminated
               -----------------
orally.

          32.  Preservation of Lien.  Until the Obligations have been paid in
               --------------------
full or this Mortgage has been discharged by Mortgagee, Mortgagor shall keep this Mortgage a valid mortgage lien upon the Mortgaged Property; shall not at any time create or allow to accrue or exist any debt, lien or charge which would be prior to or on a parity with the lien of this Mortgage upon any part of the Mortgaged Property except as otherwise permitted herein or in the Credit Agreement; and shall not cause or permit the lien of this Mortgage to be diminished or impaired in any way.

          33.  Fees and Expenses.  Mortgagor shall pay all fees and charges
               -----------------
incurred in the procuring, making, discharge, satisfaction, modification, assignment, administration and enforcement of the Obligations of Mortgagor evidenced by the Term Notes and secured by this Mortgage, including, without limitation, the reasonable fees and disbursements of Mortgagee's attorneys, charges for appraisals, fees and expenses relating to examination of title, title insurance premiums, surveys and mortgage recording, documentary, transfer or other similar taxes and revenue stamps, and in default thereof Mortgagee may pay the same and Mortgagee will repay the same with interest thereon at the rate per annum specified in Section 5 hereof and the same shall be added to the Obligations secured hereby and be secured by this Mortgage.

          34.  Environmental Matters.  (a)  Specific Defined Terms.  For the
               ---------------------        ----------------------
purposes of this mortgage, "Hazardous Materials" means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law; "Environmental Law" means any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials; "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law; and "Environmental Action" means any action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

          (b)  Representations Regarding Hazardous Materials.  The operations of
               ---------------------------------------------
the Mortgaged Property are in compliance in all material respects with all applicable Environmental Laws and Environmental Permits, all past claims of non-compliance with such

Environmental Laws and Environmental Permits have been resolved without ongoing obligations or costs, and no circumstances exist that could reasonably be expected to (i) form the basis of an Environmental Action against Mortgagor that could have a Material Adverse Effect or (ii) cause the Mortgaged Property to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law; the Mortgaged Property is not listed or, to the knowledge of Mortgagor, proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or, to the knowledge of Mortgagor, is adjacent to any such property; there are no and, to the knowledge of Mortgagor, never have been any underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on the Mortgaged Property; there is no asbestos or asbestos-containing material on the Mortgaged Property; and Hazardous Materials have not been released, discharged or disposed of on the Mortgaged Property in a manner reasonably expected to result in a Material Adverse Effect. The Mortgagor is not undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at the Mortgaged Property, either voluntarily or pursuant to the order of any governmental or regulatory authority or the requirements of any Environmental Law; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from the Mortgaged Property have been disposed of in a manner not reasonably expected to result in material liability to the Mortgagor.

          (c)  Compliance with Environmental Laws.  Mortgagor acknowledges that
               ----------------------------------
it is responsible for compliance in all material respects, with all applicable Environmental Laws and Environmental Permits; obtaining and renewing all Environmental Permits necessary for its operations and properties; and conducting any investigation, study, sampling and testing, and undertaking any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from the Mortgaged Property, in accordance with the requirements of all Environmental Laws; provided, however, that the Mortgagor
                                        --------  -------
shall not be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances. In accordance with the Credit Agreement, at the request of the Mortgagee at the following times: (i) upon the occurrence and continuance of an Event of Default, (ii) upon the sale of the Mortgaged Property and (iii) as requested by the Required Lenders upon their belief that the Mortgaged Property may present significant liability or potential liability pursuant to an Environmental Law, Mortgagor shall use commercially reasonable efforts to provided to the Mortgagee within 60 days after such request, at the expense of the Mortgagor, a Phase I environmental site assessment report for the Mortgaged Property, prepared by an environmental consulting firm acceptable to Mortgagee (and, if based upon the recommendation of such environmental consulting firm, a Phase II environmental site assessment report) indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance, removal or remedial action in connection with any Hazardous Materials on the Mortgaged Property; without limiting the generality of the foregoing, if the Mortgagee determines at any time that a material risk exists that any such report will not be provided within the time referred to above, the Mortgagee may retain an environmental consulting firm to prepare such report at the expense of the Mortgagor, and Mortgagor hereby grants to Mortgagee, such firm and any agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, if any, to enter onto the Mortgaged Property to undertake such an assessment.

          35.  Waiver of Jury Trial.  Each of Mortgagor and Mortgagee hereby
               --------------------
irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Mortgage, the Obligations secured hereby or the actions of the Agent or any Bank in the negotiation, administration, performance or enforcement thereof.

          36.  Splitting of Lien.  (a)  To the extent permitted by applicable
               -----------------
law and without Mortgagor being obligated to pay any mortgage tax, this Mortgage and the Term Notes shall, at any time until the same shall be fully paid and satisfied, at the sole election of Mortgagee, be split or divided into two or more notes and two or more mortgages constituting liens on the Premises or portions thereof in such principal amounts as may be agreed upon but in no event to exceed, the aggregate principal amount evidenced by the Term Notes and secured, or which under any contingency may be secured, by this Mortgage. Mortgagor, upon request of Mortgagee, shall execute, acknowledge and deliver to Mortgagee and/or its designee or designees such documents as may be necessary to effectuate the foregoing, including, without limitation, such supplemental or substitute mortgages, assignments of rents and leases and security agreements and supplemental or substitute notes as the Mortgage may require. Mortgagor shall pay all expenses in connection with the making and recording of such documents, including, without limitation, recording fees and the reasonable fees and disbursements of Mortgagee's reasonable attorneys' fees and expenses relating to examination of title and title insurance premiums, if any.

          37.  Improvements Upon Premises.  Mortgagor hereby represents and
               --------------------------
warrants that this Mortgage is not a mortgage of real property principally improved or to be improved by one or more structures containing in the aggregate up to six residential dwelling units each having its own separate cooking facilities.

          38.  Headings.  The Section headings herein are for convenience only
               --------
and shall not limit or define the meaning of the provisions of this Mortgage.

          39.  Successors and Assigns.  The covenants contained in this Mortgage
               ----------------------
shall run with the land and bind Mortgagor, its successors and assigns and all subsequent encumbrancers, tenants and subtenants of the Premises and shall inure to the benefit of Mortgagee and the successors and assignees of Mortgagee.

          40.  Governing Law.  This Mortgage shall be governed by, and construed
               -------------
in accordance with, the law of the State of New York applicable to contracts made and intended to be wholly performed within the State of New York.

          41.  Submission to Jurisdiction.  Without limiting the right of
               --------------------------
Mortgagee to bring any action or proceeding against the undersigned or its property arising out of or relating to the Obligations (an "Action") in the
                                                            ------
courts of other jurisdictions, Mortgagor hereby irrevocably submits to the jurisdiction of the state court or Federal court in each jurisdiction in which the Mortgaged Property is located, and Mortgagor hereby irrevocably agrees that any Action may be heard and determined in such state or Federal court. Mortgagor hereby irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of any Action in any such jurisdiction. Mortgagor hereby irrevocably agrees that the summons and complaint or any other process in any Action in any jurisdiction may be served by mailing to any of the addresses set forth herein or by hand delivery to a person of suitable age and discretion at any such address. Such service will be complete on the date such process is so mailed or delivered.

          42.  Fixture Filing.  A portion of the Mortgaged Property is or is to
               --------------
become a fixture upon the Premises. To the extent permitted by applicable law, Mortgagor covenants and agrees that the filing of this Mortgage in the real estate records of the county in which the Mortgaged Property is located shall also operate from the time of filing as a fixture filing with respect to all goods constituting part of the Mortgaged Property which are or are to become fixtures related to the real estate described herein. For such purpose, the following information is set forth:

          (a)  Name and Address of Debtor:
               Iron Age Corporation
               Robinson Plaza Three
               Suite 400
               Pittsburgh, Pennsylvania  15205

          (b)  Name and Address of Secured Party:
               Banque Nationale de Paris, as Agent
               499 Park Avenue
               New York, New York  10022

          (c)  This document covers goods which are or are to become fixtures.

          (d)  The name of the record owner is Iron Age Corporation.

          43.  (a)  Transfers.  Mortgagor covenants and agrees that, in the
                    ---------
event of a sale or other transfer, it will duly complete, execute and deliver to Mortgagee contemporaneously with their submission to the applicable taxing authority or recording officer, all forms and supporting documentation required by such taxing authority or recording officer to estimate and fix the real estate transfer tax ("Transfer Tax"), if any, payable under Section 1402 or
                      ------------
Article 31 of the New York State Tax Law by reason of such sale or other transfer or recording of the deed evidencing such sale or other transfer. This subsection (a) shall apply only if this Mortgage is outstanding after any such sale or transfer.

          (b)  Payment.  Mortgagor agrees to pay all Transfer Taxes that may
               -------
hereinafter become due and payable with respect to any transfer, and in default thereof Mortgagee may pay the same and the amount of such payment shall be added to the Obligations and, unless incurred in connection with a foreclosure of this Mortgage, be secured by this Mortgage. The provisions of this Section shall survive any transfer and the delivery of the deed in connection with any transfer. Nothing in this Section shall be deemed to deprive Mortgagee of its rights hereunder to refuse consent to any transfer.

          44.  Lien Law Trust Fund.  Mortgagor will, in compliance with Section
               -------------------
13 and Article 3-A of the Lien Law of the State of New York, receive the advances secured hereby and will hold the right to receive such advances as a trust fund and will apply the same first to the payment of the cost of improvement before using any part of the total of the same for any other purpose.

          IN WITNESS WHEREOF, this Mortgage has been duly executed by Mortgagor the day and year first above written.

                                    IRON AGE CORPORATION,
                                    a Delaware corporation


                                    By: /s/ Donald R. Jensen
                                        --------------------------------
                                        Name:  Donald R. Jensen
                                        Title: President

STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )


          On this 26th day of February in the year 1997 ____________ before me personally came Donald R. Jensen to me known, who, being by my duly sworn, did depose and say he resides in Pittsburgh, PA, at ?????? ??; that he is the President of IRON AGE CORPORATION, the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the board of directors of said corporation.


                                    /s/ Liam Toohey
                                    -----------------------------------
                                    Notary Public

                                   EXHIBIT A

                               LEGAL DESCRIPTION

ALL THAT TRACT OR PARCEL OF LAND, situate in the Village of Penn Yan, Town of Benton, County of Yates and the State of New York, being part of Great Lots 47 and 64, bounded and described as follows: Beginning at a set 5/8" reinforcing rod at the intersection of the northerly line of North Avenue (assumed 66 feet wide) and the westerly line of Powell Lane (60 feet wide), as shown on a map entitled "Map of an instrument survey of a parcel of land owned by Chicago Pacific Corporation", map drawn by David W. Andersen, P.L.S. on June 9, 1989 and recorded on September 13, 1991 in Liber 11A of Maps, page 335; thence

1) South eighty nine degrees fifty two minutes twenty nine seconds west (S 89 degrees 52' 29" W), along the northerly line of North Avenue distance of eighty six and 43/100 (86.43) feet to a found iron pipe,

Thence the following courses and distances along the easterly line of lands reputedly owned by Consolidated Railways, Inc.:

2) North twenty eight degrees six minutes fifty one seconds west (N 28 degrees 06' 51" W), a distance of one hundred seventy seven and 37/100 (177.37) feet to the point of tangency;

3) Following along a curve to the right having a radius of nine hundred sixty one and 76/100 (961.76) feet, an arc length of four hundred twelve and 37/100 (412.37) feet, a delta angle of twenty four degrees thirty four minutes zero seconds (24 degrees 34' 00"), a chord bearing of north fifteen degrees forty nine minutes fifty one seconds west (N 15 degrees 49' 51" W,) and a chord length of four hundred nine and 22/100 (409.22) feet to a point;

4) South seventy four degrees twenty seven minutes thirty nine seconds west (S 74 degrees 27' 39" W), a distance of twenty three (23.00) feet to a point;

5) Following along a curve to the right having a radius of one thousand eight hundred sixty (1860) feet, an arc length of two hundred ninety one and 4/100 (291.04) feet, a delta angle of eight degrees fifty seven minutes fifty five seconds (08 degrees 57' 55"), a chord bearing of north eleven degrees three minutes thirty one seconds west (N 11 degrees 03' 31" W), and a chord length of two hundred ninety and 74/100 (290.74) feet to a point;

6) South eighty three degrees twenty seven minutes forty three seconds west (S 83 degrees 27' 43" W), a distance of twenty (20.00) feet to a point and

7) Following along a curve to the right having a radius of one thousand eight hundred eighty (1880) feet, an arc length of two hundred fifty four and 54/100 (254.54) feet, a delta angle of seven degrees forty five minutes twenty seven seconds (07 degrees 45' 27"), a chord bearing on north two degrees forty minutes fifty seven seconds west (N 02 degrees 40' 57"
W), and a chord length of two hundred fifty four and 34/100 (254.34) feet to a point, being 1.19 foot west and 0.11 foot south from a found reinforcing rod;

Thence the following courses and distances along land of Clearplass Containers, Inc., as shown on a map entitled "Plan of Land to be conveyed to Clearplass Containers, Inc.", map drawn by Richard L. Willson, R.L.S. on May 18, 1992 and recorded on July 2, 1992 in Liber 11A of Maps, page 378:

8) South eighty nine degrees thirteen minutes one seconds east (S 89 degrees 13' 01" E), a distance of five hundred eighty eight and 3/100 (588.03) feet to a set 5/8" reinforcing rod;

9) North zero degrees forty six minutes fifty nine seconds east (N 00 degrees 46' 59" E), a distance of fifty (50.00) feet to a set 5/8" reinforcing rod and

10) South eighty nine degrees thirteen minutes one seconds east (S 89 degrees 13' 01" E), a distance of three hundred eighty nine and 74/100 (389.74) feet to a set 5/8" reinforcing rod;

Thence the following courses and distances along the westerly line of Powell
Lane:

11) South four degrees two minutes nine seconds west (S 04 degrees 02' 09" W), a distance of ninety six and 60/100 (96.60) feet to the point of curvature;

12) Following along a curve to the right having a radius of seven hundred fifteen (715) feet, an arc length of five hundred nine and 64/100 (509.64) feet, a delta angle of forty degrees fifty minutes twenty one seconds (40 degrees 50' 21"), a chord bearing of south twenty four degrees twenty seven minutes eighteen seconds west (S 24 degrees 27' 18" W), and a chord length of four hundred ninety eight and 92/100 (498.92) feet to the point of tangency;

13) South forty four degrees fifty two minutes twenty nine seconds west (S 44 degrees 52' 29" W), a distance of five hundred thirty two and 62/100 (532.62) feet to a point and

14) South zero degrees thirty eight minutes thirty four seconds east (S 00 degrees 38' 34" E), a distance of one hundred eighty nine and 63/100 (189.63) feet to the true point of beginning.

Basis of bearings is true north at 76 degrees 35' 00" meridian of west longitude as determined by solar observations.

According to an instrument survey completed by David W. Andersen, P.L.S. on January 27, 1997, map entitled "Map of an instrument survey of lands owned by Iron Age Corporation", map dated January 27, 1997.

                                   EXHIBIT B

                             PERMITTED EXCEPTIONS

1. Easement granted to New York State Electric and Gas Corporation recorded in Liber 356 of Deeds, page 134 of December 7, 1988.

2. Easement granted to New York State Electric and Gas Corporation recorded in Liber 356 of Deeds, page 136 of December 7, 1988.

3. Instrument Survey Map made by David W. Andersen, dated January 27, 1997, File #973154.DWG, shows the following:

     a) Water line, gas line, sanitary sewer line and buried telephone line crossing south property line;

     b) Overhead electric and/or telephone lines and storm sewer lines crossing west property line;

     c)  Apparent ditch along west property line; and

     d)  Gas line crossing east property line.

FIRST AMENDMENT TO
MORTGAGE, ASSIGNMENT
OF LEASES AND RENTS,
FIXTURE FILING AND
FINANCING STATEMENT


          This FIRST AMENDMENT TO MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, FIXTURE FILING AND FINANCING STATEMENT (this "AMENDMENT") is made as of April
                                              ---------
24, 1998 by Iron Age Corporation, a Delaware corporation ("MORTGAGOR"), and
                                                           ---------
Banque Nationale de Paris, in its capacity as Agent for Mortgagee ("MORTGAGEE").
                                                                    ---------

                                   RECITALS


          A.   The Credit Agreement.  Pursuant to that certain credit agreement
               --------------------
dated as of February 26, 1997 (the "ORIGINAL CREDIT AGREEMENT") among Iron Age
                                    -------------------------
Corporation (formerly IAH Acquisition Corp.) ("BORROWER" and "MORTGAGOR"), Iron
                                               --------       ---------
Age Holdings Corporation (formerly IA Holdings Corporation), as parent guarantor (the "PARENT GUARANTOR"), the lenders named therein (the "LENDERS") and Banque
      ----------------                                    -------
Nationale de Paris ("BNP") as Agent (the "AGENT") and Initial Issuing Bank for
                     ---                  -----
the Lenders, the Lenders agreed to make Advances (as defined in the Original Credit Agreement) and to issue certain Letters of Credit (as defined in the Original Credit Agreement) from time to time in the aggregate amount not to exceed at any time $100,000,000.

          B.   Modification of the Credit Agreement.  Pursuant to the terms of
               ------------------------------------
that certain credit agreement, dated as of even date herewith (the "CREDIT
                                                                    ------
AGREEMENT"), executed by and among the Borrower, the Parent Guarantor, the
---------
Lenders and the Agent, the Lenders have agreed to refinance the Original Credit Agreement under the terms of the Credit Agreement.

          C.   The Mortgage.  The obligations of Mortgagor under the Credit
               ------------
Agreement are secured by that certain Mortgage, Assignment of Leases and Rents, Fixture Filing and Financing Statement made as of February 26, 1997 by the Borrower and recorded February 26, 1997 in the Yates County Clerk's Office in Liber 280 of Mortgages at page 422 (the "MORTGAGE"). The Mortgage encumbers
                                         --------
certain real property described on Exhibit A. Capitalized terms used herein
                                   ---------
without definition shall have the meanings given to them in the Mortgage.

          D.   Amendment.  Mortgagor and Mortgagee desire to amend the Mortgage
               ---------
in certain respects as hereinafter provided, to provide, among other things, that the Mortgage will secure the obligations of Mortgagor under the Credit Agreement.


                                   AGREEMENT

          Therefore, Mortgagor and Mortgage agree as follows:

          1.   Amendments

          (a) All references in the Mortgage to the Original Credit Agreement shall hereafter refer to the Credit Agreement. All references in the Mortgage to such Mortgage shall hereafter refer to such Mortgage, as amended by this Amendment.

          (b) The second recital paragraph in the Mortgage is hereby amended by deleting the phrase "One Hundred Million and 00/100 Dollars ($100,000,000.00)" and replacing it with the phrase:

               "Sixty Five Million and 00/100 Dollars ($65,000,000.00)"


          (c) The third recital paragraph in the Mortgage is hereby deleted in its entirety and replaced with the following:

               "WHEREAS, to evidence the obligations of Mortgagor for the Acquisition Facility (as defined in the Credit Agreement), Mortgagor has executed and delivered certain promissory notes aggregating in the principal amount of Thirty Five Million and 00/100 ($35,000,000.00);"

          (d) Subsection (i) of the fourth recital paragraph in the Mortgage is hereby deleted in its entirety and replaced with the following:

               "(i) the obligations of the Mortgagor for the Acquisition Facility under the Credit Agreement together with interest on such principal amounts or portion thereof, reasonable fees, costs and expenses due under the Credit Agreement, in each case when due, whether at stated maturity, by acceleration, by mandatory prepayment or otherwise; plus"

          2.   Full Force and Effect

          As hereby amended, the Mortgage and the Credit Agreement remain in full force and effect.

          3.   Counterparts

          This amendment may be executed in counterparts, each of which shall be deemed an original and all of which, taken together shall be deemed to be one and the same document.

          IN WITNESS WHEREOF, Mortgagor and Mortgagee have duly executed this Amendment as of the day and year first above written.


                              IRON AGE CORPORATION


                              By: /s/ Keith A. McDonough
                                 ---------------------------------
                                 Name:  Keith A. McDonough
                                 Title: Executive Vice President



                              BANQUE NATIONALE DE PARIS,
                              as Agent for the Lenders


                              By: /s/ Paul P. Barnes
                                 ---------------------------------
                                 Name:  Paul P. Barnes
                                 Title: AVP

STATE OF NEW YORK   )
                    ) SS.
COUNTY NEW YORK     )


          On this 24/th/ day of April, 1998, before me personally came
Keith A McDonough, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he/she resides at Highlandview Road, Rennerdale PA 15106 and he/she is the Exec. Vice President of IRON AGE CORPORATION, a Delaware corporation, and that he/she executed the foregoing instrument and that he/she had the authority to sign the foregoing instrument, and he/she acknowledged to me that he/she executed the foregoing instrument as the act and deed of said entity for the uses and purposes therein mentioned.


                                       /s/ Liam M. Toohey
                                      --------------------------------
                                               Notary Public


My Commission Expires: Aug 19, 1998

STATE OF NEW YORK   )
                    ) SS.
COUNTY NEW YORK     )


          On this 24/th/ day of April, 1998, before me personally came Paul P. Barnes, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he/she resides at 17 Coralyn Avenue White Plains, NY 10605 and he/she is the Assistant Vice President of BANQUE NATIONALE DE PARIS and that he/she executed the foregoing instrument and that he/she had the authority to sign the foregoing instrument, and he/she acknowledged to me that he/she executed the foregoing instrument as the act and deed of said entity for the uses and purposes therein mentioned.


                                  /s/ Liam M. Toohey
                                 ----------------------------------
                                           Notary Public


My Commission Expires: Aug 19, 1998

                                   EXHIBIT A


                              Description of Land
                              -------------------

ALL THAT TRACT OR PARCEL OF LAND, situate in the Village of Penn Yan, Town of Benton, County of Yates and the State of New York, being part of Great Lots 47 and 64, bounded and described as follows: Beginning at a set 5/8" reinforcing rod at the intersection of the northerly line of North Avenue (assumed 66 feet wide) and the westerly line of Powell Lane (60 feet wide), as shown on a map entitled "Map of an instrument survey of a parcel of land owned by Chicago Pacific Corporation", map drawn by David W. Andersen, P.L.S. on June 9, 1989 and recorded on September 13, 1991 in Liber 11A of Maps, page 335; thence

1) South eighty nine degrees fifty two minutes twenty nine seconds west (S 89 degrees 52' 29" W), along the northerly line of North Avenue distance of eighty six and 43/100 (86.43) feet to a found iron pipe,

Thence the following courses and distances along the easterly line of lands reputedly owned by Consolidated Railways, Inc.:

2) North twenty eight degrees six minutes fifty one seconds west (N 28 degrees 06' 51" W), a distance of one hundred seventy seven and 37/100 (177.37) feet to the point of tangency;

3) Following along a curve to the right having a radius of nine hundred sixty one and 76/100 (961.76) feet, an arc length of four hundred twelve and 37/100 (412.37) feet, a delta angle of twenty four degrees thirty four minutes zero seconds (24 degrees 34' 00"), a chord bearing of north fifteen degrees forty nine minutes fifty one seconds west (N 15 degrees 49' 51" W,) and a chord length of four hundred nine and 22/100 (409.22) feet to a point;

4) South seventy four degrees twenty seven minutes thirty nine seconds west (S 74 degrees 27' 39" W), a distance of twenty three (23.00) feet to a point;

5) Following along a curve to the right having a radius of one thousand eight hundred sixty (1860) feet, an arc length of two hundred ninety one and 4/100 (291.04) feet, a delta angle of eight degrees fifty seven minutes fifty five seconds (08 degrees 57' 55"), a chord bearing of north eleven degrees three minutes thirty one seconds west (N 11 degrees 03' 31" W), and a chord length of two hundred ninety and 74/100 (290.74) feet to a point;

6) South eighty three degrees twenty seven minutes forty three seconds west (S 83 degrees 27' 43" W), a distance of twenty (20.00) feet to a point and

7) Following along a curve to the right having a radius of one thousand eight hundred eighty (1880) feet, an arc length of two hundred fifty four and 54/100 (254.54) feet, a delta angle of seven degrees forty five minutes twenty seven seconds (07 degrees 45' 27"), a chord bearing on north two degrees forty minutes fifty seven seconds west (N 02 degrees 40' 57"
W), and a chord length of two hundred fifty four and 34/100 (254.34) feet to a point, being 1.19 foot west and 0.11 foot south from a found reinforcing rod;

Thence the following courses and distances along land of Clearplass Containers, Inc., as shown on a map entitled "Plan of Land to be conveyed to Clearplass Containers, Inc.", map drawn by Richard L. Willson, R.L.S. on May 18, 1992 and recorded on July 2, 1992 in Liber 11A of Maps, page 378:

8) South eighty nine degrees thirteen minutes one seconds east (S 89 degrees 13' 01" E), a distance of five hundred eighty eight and 3/100 (588.03) feet to a set 5/8" reinforcing rod;

9) North zero degrees forty six minutes fifty nine seconds east (N 00 degrees 46' 59" E), a distance of fifty (50.00) feet to a set 5/8" reinforcing rod and

10) South eighty nine degrees thirteen minutes one seconds east (S 89 degrees 13' 01" E), a distance of three hundred eighty nine and 74/100 (389.74) feet to a set 5/8" reinforcing rod;

Thence the following courses and distances along the westerly line of Powell
Lane:

11) South four degrees two minutes nine seconds west (S 04 degrees 02' 09" W), a distance of ninety six and 60/100 (96.60) feet to the point of curvature;

12) Following along a curve to the right having a radius of seven hundred fifteen (715) feet, an arc length of five hundred nine and 64/100 (509.64) feet, a delta angle of forty degrees fifty minutes twenty one seconds (40 degrees 50' 21"), a chord bearing of south twenty four degrees twenty seven minutes eighteen seconds west (S 24 degrees 27' 18" W), and a chord length of four hundred ninety eight and 92/100 (498.92) feet to the point of tangency;

13) South forty four degrees fifty two minutes twenty nine seconds west (S 44 degrees 52' 29" W), a distance of five hundred thirty two and 62/100 (532.62) feet to a point and

14) South zero degrees thirty eight minutes thirty four seconds east (S 00 degrees 38' 34" E), a distance of one hundred eighty nine and 63/100 (189.63) feet to the true point of beginning.

Basis of bearings is true north at 76 degrees 35' 00" meridian of west longitude as determined by solar observations.

According to an instrument survey completed by David W. Andersen, P.L.S. on January 27, 1997, map entitled "Map of an instrument survey of lands owned by Iron Age Corporation", map dated January 27, 1997.